EXHIBIT EX99.m1a

                                WORLD FUNDS TRUST

                   PLAN OF DISTRIBUTION PURSUANT TO RULE 12b-1

This Plan of Distribution (the "Plan") has been adopted pursuant to Rule 12b-1 ("Rule 12b-1") under the Investment Company Act of 1940, as amended (the "1940 Act") by the World Funds Trust, (the "Trust") for Class A shares ("Class A Shares") of beneficial interest of certain series of the Trust (each a "Fund," and collectively, the "Funds"), which are listed on Schedule A hereto. The Plan has been approved by a majority of the Trust's Board of Trustees (the "Board"), including a majority of the trustees who are not interested persons of the Trust as defined under the 1940 Act and who have no direct or indirect financial interest in the operation of the Plan (the "12b-1 Trustees"), by votes cast in person at a meeting called for the purpose of voting on the Plan.1 The Trust contemplates that the Plan shall operate as a reimbursement plan.

 The Plan provides that:

1. Subject to the limits on reimbursements under the Plan set forth herein, or in any annual budget approved by the Trust and the Distributor, the Trust shall pay to the Distributor, or others through the Distributor, the amounts called for under the Plan. Such reimbursements shall be applied by the Distributor for all expenses incurred by such parties in the promotion and distribution of each Fund's shares. For this purpose, expenses authorized under the Plan include, but are not limited to, printing of prospectuses and reports used for sales purposes, expenses of preparation of sales literature and related expenses, advertisements, salaries and benefits of employees involved in sales of shares, telephone expenses, meeting and space rental expenses, underwriter's spreads, interest charges on funds used to finance activities under this Plan, and other distribution-related expenses, as well as any service fees paid to securities dealers or others who have executed an agreement with the Trust or its affiliates.

2. The following agreements are deemed to be "agreements under the Plan" and the form of each such agreement, and any material amendments thereto, shall be approved as required under Rule 12b-1:

a. Any distribution agreement between the Trust and its national distributor, or any other distributor of shares in privity with the Trust.

b. The national distributor's selling dealer agreement.

Purchase orders for goods and services acquired from persons who are not affiliates of the Trust are not deemed to be agreements under this Plan.

3. The Funds will each reimburse the Distributor a maximum amount of 0.25% per annum of the average daily net assets of the respective Fund's Class A Shares. The amount so reimbursed shall be accrued daily, and payment thereon shall be made monthly by the Trust.

4. The Distributor may use all or any portion of the reimbursements received pursuant to the Plan to compensate securities dealers who have engaged in the sale of each Fund's Class A Shares or in shareholder support services with respect to the Funds pursuant to agreements with the Distributor or to pay expenses associated with other activities authorized under paragraph 1 herein.

5. The Distributor shall collect and monitor documentation of payments made under this Plan, and shall furnish to the Board for its review on a quarterly basis, a written report of all amounts expended under the Plan. The report shall include the identity of the recipient of each payment, the purpose for which the amounts were expensed, and such other information as the Board may reasonably request.


6. The Plan shall continue in effect for a period of more than one year only so long as such continuance is specifically approved at least annually by the Trust's Board, including 12b-1 Trustees, cast in person at a meeting called for the purpose of voting on the Plan.

7. The Plan, or any agreements entered into pursuant to the Plan, may be terminated at any time with respect to a Fund, without penalty, by vote of a majority of the outstanding voting securities of the Class A shares of such Fund, or by vote of a majority of the 12b-1 Trustees, on not more than sixty
(60) days' written notice. Agreements entered into pursuant to the Plan shall terminate automatically upon their assignment.

8. The Plan and any agreements entered into pursuant to the Plan may not be amended to increase materially the amount to be spent by the Trust for distribution pursuant to paragraph 3 of this Plan without approval by a majority of the Funds' outstanding voting securities.

9. All material amendments to the Plan, or any agreements entered into pursuant to the Plan, shall be approved by the Board, including a majority of the 12b-1 Trustees, cast in person at a meeting called for the purpose of voting on any such amendment.

10. So long as the Plan is in effect, the selection and nomination of the Trust's trustees who are not interested persons of the Trust, as that term is defined in the 1940 Act, shall be committed to the discretion of the 12b-1 Trustees.2

11. This Plan shall take effect on July 30th, 2008.

                                   SCHEDULE A
                                     to the
                   PLAN OF DISTRIBUTION PURSUANT TO RULE 12b-1

                           Dated as of July 30th, 2008

Series and Class

Commonwealth Small Cap Fund
Class A Shares

Commonwealth Quantitative Fund
Class A Shares

                                                                EXHIBIT EX99.m1b

                                WORLD FUNDS TRUST

                   PLAN OF DISTRIBUTION PURSUANT TO RULE 12b-1

This Plan of Distribution (the "Plan") has been adopted pursuant to Rule 12b-1 ("Rule 12b-1") under the Investment Company Act of 1940, as amended (the "1940 Act") by the World Funds Trust, (the "Trust") for Class C shares ("Class C Shares") of beneficial interest of certain series of the Trust (each a "Fund," and collectively, the "Funds"), which are listed on Schedule A hereto. The Plan has been approved by a majority of the Trust's Board of Trustees (the "Board"), including a majority of the trustees who are not interested persons of the Trust as defined under the 1940 Act and who have no direct or indirect financial interest in the operation of the Plan (the "12b-1 Trustees"), by votes cast in person at a meeting called for the purpose of voting on the Plan.3 The Trust contemplates that the Plan shall operate as a reimbursement plan.

 The Plan provides that:

1. Subject to the limits on reimbursements under the Plan set forth herein, or in any annual budget approved by the Trust and the Distributor, the Trust shall pay to the Distributor, or others through the Distributor, the amounts called for under the Plan. Such reimbursements shall be applied by the Distributor for all expenses incurred by such parties in the promotion and distribution of each Fund's shares. For this purpose, expenses authorized under the Plan include, but are not limited to, printing of prospectuses and reports used for sales purposes, expenses of preparation of sales literature and related expenses, advertisements, salaries and benefits of employees involved in sales of shares, telephone expenses, meeting and space rental expenses, underwriter's spreads, interest charges on funds used to finance activities under this Plan, and other distribution-related expenses, as well as any service fees paid to securities dealers or others who have executed an agreement with the Trust or its affiliates.

2. The following agreements are deemed to be "agreements under the Plan" and the form of each such agreement, and any material amendments thereto, shall be approved as required under Rule 12b-1:

a. Any distribution agreement between the Trust and its national distributor, or any other distributor of shares in privity with the Trust.

b. The national distributor's selling dealer agreement.

Purchase orders for goods and services acquired from persons who are not affiliates of the Trust are not deemed to be agreements under this Plan.

3. The Funds will each reimburse the Distributor a maximum amount of 1.00% per annum of the average daily net assets of each Fund's Class C Shares. Of the 1.00%, the Company may reimburse the Distributor a fee for distribution of Class C Shares of 0.75% and a service fee of 0.25%. The amount so paid shall be accrued daily, and payment thereon shall be made monthly by the Trust.

4. The Distributor may use all or any portion of the reimbursements received pursuant to the Plan to compensate securities dealers who have engaged in the sale of each Fund's Class C Shares or in shareholder support services with respect to the Funds pursuant to agreements with the Distributor or to pay expenses associated with other activities authorized under paragraph 1 herein.

5. The Distributor shall collect and monitor documentation of payments made under this Plan, and shall furnish to the Board for its review on a quarterly basis, a written report of all amounts expended under the Plan. The report shall include the identity of the recipient of each payment, the purpose for which the amounts were expensed, and such other information as the Board may reasonably request.


6. The Plan shall continue in effect for a period of more than one year only so long as such continuance is specifically approved at least annually by the Trust's Board, including 12b-1 Trustees, cast in person at a meeting called for the purpose of voting on the Plan.

7. The Plan, or any agreements entered into pursuant to the Plan, may be terminated at any time with respect to a Fund, without penalty, by vote of a majority of the outstanding voting securities of the Class C shares of such Fund, or by vote of a majority of the 12b-1 Trustees, on not more than sixty
(60) days' written notice. Agreements entered into pursuant to the Plan shall terminate automatically upon their assignment.

8. The Plan and any agreements entered into pursuant to the Plan may not be amended to increase materially the amount to be spent by the Trust for distribution pursuant to paragraph 3 of this Plan without approval by a majority of the Funds' outstanding voting securities.

9. All material amendments to the Plan, or any agreements entered into pursuant to the Plan, shall be approved by the Board, including a majority of the 12b-1 Trustees, cast in person at a meeting called for the purpose of voting on any such amendment.

10. So long as the Plan is in effect, the selection and nomination of the Trust's trustees who are not interested persons of the Trust, as that term is defined in the 1940 Act, shall be committed to the discretion of the 12b-1 Trustees.4

11. This Plan shall take effect on July 30th, 2008.

                                   SCHEDULE A
                                     to the
                   PLAN OF DISTRIBUTION PURSUANT TO RULE 12b-1

                           Dated as of July 30th, 2008

Series and Class

Commonwealth Small Cap Fund
Class C Shares

Commonwealth Quantitative Fund
Class C Shares

                                                                EXHIBIT EX99.m1c

                                WORLD FUNDS TRUST

                   PLAN OF DISTRIBUTION PURSUANT TO RULE 12b-1

This Plan of Distribution (the "Plan") has been adopted pursuant to Rule 12b-1 ("Rule 12b-1") under the Investment Company Act of 1940, as amended (the "1940 Act") by the World Funds Trust, (the "Trust") for Class P shares ("Class P Shares") of beneficial interest of certain series of the Trust (each a "Fund," and collectively, the "Funds"), which are listed on Schedule A hereto. The Plan has been approved by a majority of the Trust's Board of Trustees (the "Board"), including a majority of the trustees who are not interested persons of the Trust as defined under the 1940 Act and who have no direct or indirect financial interest in the operation of the Plan (the "12b-1 Trustees"), by votes cast in person at a meeting called for the purpose of voting on the Plan.5 The Trust contemplates that the Plan shall operate as a reimbursement plan.

 The Plan provides that:

1. Subject to the limits on reimbursements under the Plan set forth herein, or in any annual budget approved by the Trust and the Distributor, the Trust shall pay to the Distributor, or others through the Distributor, the amounts called for under the Plan. Such reimbursements shall be applied by the Distributor for all expenses incurred by such parties in the promotion and distribution of each Fund's shares. For this purpose, expenses authorized under the Plan include, but are not limited to, printing of prospectuses and reports used for sales purposes, expenses of preparation of sales literature and related expenses, advertisements, salaries and benefits of employees involved in sales of shares, telephone expenses, meeting and space rental expenses, underwriter's spreads, interest charges on funds used to finance activities under this Plan, and other distribution-related expenses, as well as any service fees paid to securities dealers or others who have executed an agreement with the Trust or its affiliates.

2. The following agreements are deemed to be "agreements under the Plan" and the form of each such agreement, and any material amendments thereto, shall be approved as required under Rule 12b-1:

a. Any distribution agreement between the Trust and its national distributor, or any other distributor of shares in privity with the Trust.

b. The national distributor's selling dealer agreement.

Purchase orders for goods and services acquired from persons who are not affiliates of the Trust are not deemed to be agreements under this Plan.

3. The Funds will each reimburse the Distributor a maximum amount of 0.25% per annum of the average daily net assets of the respective Fund's Class P Shares. The amount so reimbursed shall be accrued daily, and payment thereon shall be made monthly by the Trust.

4. The Distributor may use all or any portion of the reimbursements received pursuant to the Plan to compensate securities dealers who have engaged in the sale of each Fund's Class P Shares or in shareholder support services with respect to the Funds pursuant to agreements with the Distributor or to pay expenses associated with other activities authorized under paragraph 1 herein.

5. The Distributor shall collect and monitor documentation of payments made under this Plan, and shall furnish to the Board for its review on a quarterly basis, a written report of all amounts expended under the Plan. The report shall include the identity of the recipient of each payment, the purpose for which the amounts were expensed, and such other information as the Board may reasonably request.


6. The Plan shall continue in effect for a period of more than one year only so long as such continuance is specifically approved at least annually by the Trust's Board, including 12b-1 Trustees, cast in person at a meeting called for the purpose of voting on the Plan.

7. The Plan, or any agreements entered into pursuant to the Plan, may be terminated at any time with respect to a Fund, without penalty, by vote of a majority of the outstanding voting securities of the Class P shares of such Fund, or by vote of a majority of the 12b-1 Trustees, on not more than sixty
(60) days' written notice. Agreements entered into pursuant to the Plan shall terminate automatically upon their assignment.

8. The Plan and any agreements entered into pursuant to the Plan may not be amended to increase materially the amount to be spent by the Trust for distribution pursuant to paragraph 3 of this Plan without approval by a majority of the Funds' outstanding voting securities.

9. All material amendments to the Plan, or any agreements entered into pursuant to the Plan, shall be approved by the Board, including a majority of the 12b-1 Trustees, cast in person at a meeting called for the purpose of voting on any such amendment.

10. So long as the Plan is in effect, the selection and nomination of the Trust's trustees who are not interested persons of the Trust, as that term is defined in the 1940 Act, shall be committed to the discretion of the 12b-1 Trustees.6

11. This Plan shall take effect on July 30th, 2008.

                                   SCHEDULE A
                                     to the
                   PLAN OF DISTRIBUTION PURSUANT TO RULE 12b-1

                           Dated as of July 30th, 2008

Series and Class

Commonwealth Small Cap Fund
Class P Shares

Commonwealth Quantitative Fund
Class P Shares